UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BBR ALO FUND, LLC

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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BBR ALO FUND, LLC

55 East 52nd Street, 18th Floor
New York, New York 10055

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders ("Shareholders") of BBR ALO Fund, LLC (the "Fund") will be held in person on Friday, June 27, 2025 at 10:00 a.m. Eastern Time at the offices of BBR Partners, LLC (the "Adviser"), 55 East 52nd Street, 18th Floor, New York, New York 10055 (the "Meeting"). At the Meeting, Shareholders will be asked to consider and vote upon the following proposals (collectively, the "Proposals," with each being a "Proposal") and to act upon any other business which may properly come before the Meeting or any adjournment or postponement thereof:

Proposals		Shareholders Entitled to Vote
1.	To elect each of Michael Wingertzahn and Michael Fitzgerald as a Director of the Fund.	All Shareholders of the Fund

2.	To approve a proposed Subadvisory Agreement among the Fund, the Adviser and AllianceBernstein L.P. (the "Proposed Subadvisory Agreement").	All Shareholders of the Fund

The Board of Directors of the Fund believes that approval of each Proposal is in the best interests of the Fund and its Shareholders, and has unanimously approved, and recommends that you vote "FOR" the election of each nominee as a Director of the Fund and "FOR" the Proposed Subadvisory Agreement.

The Proposals are discussed in greater detail in the enclosed proxy statement. Please read the proxy statement carefully for information concerning the Proposals. The enclosed materials contain the Notice of Special Meeting of Shareholders (the "Notice"), proxy statement and proxy card/voting instruction form. A proxy card/voting instruction form is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you complete, sign and return the proxy card/voting instruction form, we will vote the card/form as you indicated. If you simply sign, date and return the enclosed proxy card/voting instruction form, but do not specify a vote, your proxy will be voted "FOR" the Proposals.

Shareholders of record of the Fund at the close of business on May 8, 2025 are entitled to receive notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

It is important that your interest be voted at the Meeting. You may vote by telephone, Internet or by completing the enclosed proxy card/voting instruction form and returning it in the accompanying envelope as promptly as possible. It is important that your vote be received no later than 11:59 p.m. Eastern Time on June 26, 2025. In addition, any Shareholder who attends the Meeting may vote by ballot at the Meeting.

Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is exercised at the Meeting by delivering a written notice of revocation to the Fund's proxy solicitor, Broadridge Financial Solutions, Inc. ("Broadridge"), or by delivering a subsequently dated proxy by mail, telephone or the Internet (including during the Meeting). Please send your written notice of revocation to BBR ALO Fund, LLC, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717. If you deliver a written notice of revocation, your vote will not be counted unless you deliver a subsequently dated proxy by mail, telephone or the Internet. Merely attending the Meeting will not revoke a validly given proxy received before the Meeting; however, voting by ballot at the Meeting will cancel any proxy previously given.

REGARDLESS OF WHETHER YOU PLAN TO PARTICIPATE IN THE MEETING, PLEASE VOTE THROUGH THE INTERNET OR BY TELEPHONE PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM, OR, IF YOU RECEIVE PROXY MATERIALS BY MAIL, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER THE SIZE OF YOUR INVESTMENT, PLEASE SEND IN THE PROXY CARD/VOTING INSTRUCTION FORM, OR VOTE BY TELEPHONE OR THE INTERNET TODAY.

Important Notice Regarding the Internet Availability of Proxy Materials for the Meeting. This Notice and the proxy statement are available on the internet at www.proxyvote.com. On this webpage, you will be able to access the Notice, the proxy statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to Shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

By Order of the Board of Directors of
BBR ALO Fund, LLC

Barry M. Klayman

Principal Executive Officer of the Fund

June 4, 2025

2

PROXY STATEMENT

For

BBR ALO FUND, LLC
55 East 52nd Street, 18th Floor
New York, New York 10055

Dated June 4, 2025

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON Friday, June 27, 2025

This proxy statement ("Proxy Statement") is being furnished to you in connection with the solicitation of proxies by the Board of Directors (the "Board") of BBR ALO Fund, LLC (the "Fund") for use at a special meeting of the shareholders ("Shareholders") of the Fund to be held in person on June 27, 2025 at 10:00 a.m. Eastern Time at the offices of BBR Partners, LLC (the "Adviser"), 55 East 52nd Street, 18th Floor, New York, New York 10055 (the "Meeting").

The Proxy Statement provides you with information you should review before voting on the matters listed below and in the Notice of the Special Meeting of Shareholders. Much of the information in this Proxy Statement is required under rules of the U.S. Securities and Exchange Commission ("SEC"). If there is anything you do not understand, please contact the Adviser at (212) 313-9870. The Proxy Statement, the Notice of Special Meeting of Shareholders and related proxy card/voting instruction form will be distributed to Shareholders beginning on or about June 5, 2025.

Proposals/Shareholders Entitled to Vote

The Meeting is being called to ask Shareholders to consider and vote on the following proposals (collectively, the "Proposals," with each referred to as a "Proposal"), which are described more fully below:

Proposals		Shareholders Entitled to Vote
1.	To elect each of Michael Wingertzahn and Michael Fitzgerald as a Director of the Fund.	All Shareholders of the Fund

2.	To approve a Proposed Subadvisory Agreement among the Fund, the Adviser and AllianceBernstein L.P. ("AllianceBernstein") (the "Proposed Subadvisory Agreement").	All Shareholders of the Fund

The Board believes that approval of each Proposal is in the best interests of the Fund and its Shareholders, and has unanimously approved, and recommends that you vote "FOR" the election of each nominee as a Director of the Fund and "FOR" the Proposed Subadvisory Agreement.

Shareholders of record of the Fund as of the close of business on May 8, 2025 (the "Record Date") are entitled to attend and to vote at the Meeting. As of the Record Date, the Fund had 125,427,222.484 shares of limited liability company interests outstanding ("Shares").

TO ASSURE THE PRESENCE OF A QUORUM FOR THE FUND, PLEASE PROMPTLY VOTE THROUGH THE INTERNET OR BY TELEPHONE PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM. ALTERNATIVELY, IF YOU RECEIVE PROXY MATERIALS BY MAIL, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM USING THE SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Below is a brief overview of the matters to be voted on at the Meeting. Your vote is important, no matter the size of your investment. Please read the full text of this Proxy Statement, which contains additional information about the Proposals, and keep it for future reference.

OVERVIEW

Why am I being asked to elect new Directors?

Mr. Wingertzahn currently serves as a Director of the Fund, but has not previously been elected by Shareholders. Mr. Fitzgerald has been nominated to stand for election as a Director of the Fund by the Board, including each Director who is not an "interested person" (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund (the "Independent Directors"), at the recommendation of the Board's Nominating Committee (the "Nominating Committee"), which is comprised of all of the Independent Directors. If elected by Shareholders, Mr. Fitzgerald will commence serving as a Director of the Fund effective immediately.

The 1940 Act requires that persons filling vacancies on a board be elected by shareholders at a meeting called for that purpose, except that vacancies may be filled by appointment or any otherwise legal manner if, immediately after filling such vacancy, at least two-thirds of the directors then holding office have been elected by shareholders. Because one of the four current Directors of the Fund, Mr. Wingertzahn, has not been elected by Shareholders, the Fund is unable to appoint additional Directors without Shareholder approval. The election of Messrs. Wingertzahn and Fitzgerald to the Board by Shareholders would result in all of the Directors having been elected by Shareholders, which would provide the Board with additional flexibility if a future vacancy were to exist on the Board as a result of a Director's retirement, resignation or otherwise, or if the Board were to desire to expand the breadth and depth of the Board by adding one or more Directors.

Information about Messrs. Wingertzahn and Fitzgerald, including their ages, principal occupations during the past five years, and other information, such as their experience, qualifications, attributes, or skills, is set forth in this Proxy Statement.

Why am I being asked to vote on the Proposed Subadvisory Agreement?

In connection with its duties as the investment adviser to the Fund, the Adviser assesses the nature, extent and quality of the services provided by the Fund's subadvisers and evaluates the performance of each subadviser on an ongoing basis. On April 28, 2025, the Adviser provided notice to Polen Capital Management, LLC ("Polen") of the termination of the subadvisory agreement among the Adviser, the Fund and Polen, pursuant to its terms, to be effective after the close of business on June 27, 2025. At a special Board meeting held on May 22, 2025, upon the Adviser's recommendation, the Board, including each Independent Director, unanimously approved and recommended to Shareholders for their approval the Proposed Subadvisory Agreement. Pursuant to Section 15 of the 1940 Act, investment advisory agreements (including sub-investment advisory agreements) must be initially approved by a fund's board and a majority of the outstanding voting securities of the fund. Accordingly, you are being asked to approve the Proposed Subadvisory Agreement.

A discussion of the Proposed Subadvisory Agreement is contained in Proposal 2 of the Proxy Statement, and a form of the Proposed Subadvisory Agreement is attached hereto as Appendix A. As discussed in Proposal 2, the Adviser and the Board believe that approval of the Proposed Subadvisory Agreement will not result in any changes to the Fund's investment program.

Will the Proposed Subadvisory Agreement result in any changes in the portfolio management, investment objective, or investment strategy of the Fund?

No.  The Proposed Subadvisory Agreement will not result in any changes to the Fund's investment objective, strategy, risks or restrictions. The portfolio managers of the portion of the Fund's assets allocated to AllianceBernstein will manage their portion of the Fund's assets subject to ongoing oversight by the Adviser.

Will the subadvisory fees paid by the Fund increase?

No.  As discussed below, the proposed fee rate to be paid to AllianceBernstein (0.30%) will be lower than the fee rate paid to Polen (0.35%).

In consideration of the advisory services provided to the Fund by the Adviser, the Fund pays the Adviser a unitary management fee, as disclosed in the Fund's Confidential Memorandum, as amended and restated or supplemented from time to time. In turn, the Adviser pays substantially all operating expenses of the Fund, except, among other things, the fees payable to the Fund's subadvisers. The unitary fee will not change if the Proposed Subadvisory Agreement is approved by Shareholders.

In consideration of the subadvisory services provided to the Fund by the Fund's subadvisers, the Fund pays a fee, calculated based on the net asset value of the respective allocated portion of the Fund's assets, directly to each subadviser out of the Fund's assets. The Fund currently pays a fee to Polen, computed and payable quarterly in advance, at an annual rate of 0.35%. In consideration of the subadvisory services proposed to be provided to the Fund, the Fund would pay a fee to AllianceBernstein, computed and payable monthly in arrears, calculated based on the net asset value of the respective allocated portion of the Fund's assets, at an annual rate of 0.30%.

In light of the foregoing, as it is anticipated that the allocation of the Fund's assets among the Subadvisers will remain unchanged following Shareholder approval of the Proposed Subadvisory Agreement (i.e., the portion of the Fund's assets allocated to Polen will be reallocated pro rata to AllianceBernstein), the aggregate subadvisory fees paid by the Fund, and indirectly by Shareholders as investors in the Fund, will decrease. Based on the assets under management of the Fund as of May 1, 2025, and the current allocation of the Fund's assets among the Subadvisers and the anticipated allocation of the Fund's assets among the Subadvisers if the Proposed Subadvisory Agreement is approved by Shareholders, the weighted average aggregate fee payable by the Fund to the Subadvisers, calculated at an annual rate, is anticipated to decrease by one basis point—from 0.55% to 0.54% of the Fund's net assets.

How does the Proposed Subadvisory Agreement differ from the current subadvisory agreements?

The Proposed Subadvisory Agreement will be identical in all material respects to the Fund's current subadvisory agreements with Maren Capital LLC ("Maren"), Quantum Capital Management, LLC ("Quantum"), Summit Street Capital Management, LLC ("Summit Street") and Polen (collectively, the "Current Subadvisers"), except for the compensation to be paid to AllianceBernstein, as discussed further in Proposal 2. Quantum, Maren and Summit Street will continue to serve as subadvisers to the Fund, and no changes are being proposed to their subadvisory agreements.

Is the Fund paying for this proxy solicitation?

Yes. The Fund will bear all costs associated with this Proxy Statement and the Meeting, including proxy solicitation costs, legal fees and the costs of printing and distributing this Proxy Statement.

How does the Board recommend that Shareholders of the Fund vote on the Proposals?

The Board unanimously approved and recommends that you vote "FOR" the election of each nominee as a Director of the Fund and "FOR" the Proposed Subadvisory Agreement.

Will one Proposal pass if the other Proposals are not approved?

Yes. None of the Proposals are contingent on the other Proposals being approved. Shareholders of the Fund will vote separately on each Proposal, including with respect to the election of each nominee. If the Proposed Subadvisory Agreement is not approved, the Board, including the Independent Directors, would consider what additional actions, if any, would be appropriate.

VOTING PROCEDURES

Why did you send me this booklet?

You are receiving this booklet because you were a Shareholder of the Fund as of the Record Date—May 8, 2025. This booklet includes the Proxy Statement. It provides you with information you should review before providing voting instructions on the matters listed above. The words "you" and "Shareholder" are used in this Proxy Statement to refer to the person or entity that has voting rights with respect to the Fund.

Who is asking for my vote?

The Board has sent a Proxy Statement to you and all other Shareholders of record as of the Record Date. The Board is soliciting your vote for the Proposals discussed herein.

Who is eligible to vote?

Shareholders holding an investment in the Fund as of the close of business on the Record Date are eligible to vote. Each whole Share shall be entitled to one vote, and each fractional Share shall be entitled to a proportionate fractional vote, as to any matter on which the Shareholder is entitled to vote as of the Record Date.

How do I vote?

You may vote by telephone, Internet or by completing the enclosed proxy card/voting instruction form and returning it in the accompanying envelope as promptly as possible. It is important that your vote be received no later than 11:59 p.m. Eastern Time on June 26, 2025. In addition, any Shareholder who attends the Meeting may vote by ballot at the Meeting.

If you do not expect to be present at the Meeting and wish to vote, please complete your proxy in accordance with the instructions included on the enclosed proxy card/voting instruction form. If your proxy/voting instruction form is properly returned, votes represented by it will be voted at the Meeting in accordance with your instructions for the Proposals. If your proxy/voting instruction form is properly executed and returned and no choice is specified on the proxy card/voting instruction form with respect to the Proposals, the proxy will be voted "FOR" the approval of each Proposal and in accordance with the judgment of the person appointed as proxy upon any other matter that may properly come before the Meeting.

Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is exercised at the Meeting by delivering a written notice of revocation to the Fund's proxy solicitor, Broadridge, or by delivering a subsequently dated proxy by mail, telephone or the Internet (including during the Meeting). Please send your written notice of revocation to BBR ALO Fund, LLC, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717. If you deliver a written notice of revocation, your vote will not be counted unless you deliver a subsequently dated proxy by mail, telephone or the Internet. Merely attending the Meeting will not revoke a validly given proxy received before the Meeting; however, voting by ballot at the Meeting will cancel any proxy previously given.

How can I obtain more information about the Fund?

Please contact the Adviser at (212) 313-9870 with any questions about the Fund or the Meeting.

Copies of the Fund's Annual Report for the most recently completed fiscal year and the Semi-Annual Report for the most recent semi-annual period succeeding the Annual Report, previously have been distributed or made available to Shareholders. This Proxy Statement should be read in conjunction with each Annual and Semi-Annual Report. You can obtain copies of the Annual Report for the most recently completed fiscal year and the Semi-Annual Report for the most recent semi-annual period succeeding the Annual Report, without charge, by writing to the Fund at 55 East 52nd Street, 18th Floor, New York, New York 10055, or by calling (collect) (212) 313-9870. You should receive the reports within three business days of your request. Copies of these reports are also available free of charge on the SEC's website at www.sec.gov.

PROPOSAL 1

TO ELECT EACH OF MICHAEL WINGERTZAHN AND MICHAEL FITZGERALD
AS A DIRECTOR OF THE FUND

Introduction

At the Meeting, Shareholders of the Fund will be asked to elect each of Michael Wingertzahn and Michael Fitzgerald (each, a "Director Nominee" and, together, the "Director Nominees") to serve as a Director on the Board of the Fund. Mr. Wingertzahn currently serves as a Directors of the Fund, but has not previously been elected by Shareholders. The Board currently consists of three other Directors, in addition to Mr. Wingertzahn, each of whom has been elected by Shareholders: Michael W. Anson, Aaron F. Hood and Steven M. Kass (the "Continuing Directors"). Mr. Fitzgerald has been nominated to stand for election as a Director of the Fund by the Board. If elected by Shareholders, Mr. Fitzgerald will commence serving as a Director of the Fund effective immediately.

If the Director Nominees are elected by Shareholders, the Board would consist of five Directors. Except for Mr. Anson, each Director is an Independent Director. Mr. Anson is an "interested person" of the Fund because he is affiliated with the Adviser and serves as the Fund's Chief Compliance Officer (the "Interested Director").

At a meeting held on May 22, 2025, the Board, including each Independent Director, at the recommendation of the Nominating Committee, nominated each of Messrs. Wingertzahn and Fitzgerald to stand for election to the Board.

If elected by Shareholders, each of Mr. Wingertzahn and Mr. Fitzgerald's election will be effective immediately.

Information about the Director Nominees, Continuing Directors and Officers

The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) "FOR" the election of each Director Nominee set forth below. Each Director Nominee has indicated that he will serve on the Board, and the Board has no reason to believe that the Director Nominees will become unavailable to continue to serve as Directors. If a Director Nominee is unavailable to serve for any reason, the persons named as proxies will vote for such other Director Nominee nominated by the current Independent Directors. All Shareholders of the Fund will vote for the Director Nominees.

The Director Nominees, Continuing Directors and Fund officers, their years of birth, addresses, positions held, lengths of time served and principal business occupations during the past five years, and the number of portfolios in the Fund Complex overseen and other directorships or trusteeships, if any, held by the Directors, are shown below. Each Director's term of office is indefinite, subject to the terms of the Fund's Amended and Restated Limited Liability Company Agreement (the "LLC Agreement"). Each officer serves an indefinite term at the pleasure of the Board.

NAME, POSITION(S) WITH FUND, YEAR OF BIRTH AND ADDRESS[1]	LENGTH OF TIME SERVED[2]	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS/ TRUSTEESHIPS HELD BY DIRECTOR OUTSIDE FUND COMPLEX

Independent Director Nominees

Michael Fitzgerald Director 1967	N/A	Managing Director, Marex Capital Partners Inc. (2023 to 2025); Managing Director, TD Cowen & Co. (2020 to 2023)	1	None

Michael Wingertzahn Director 1968	Since June 15, 2023	Managing Director, Cantor Fitzgerald & Co. (2025 to present); Director, TD Securities LLC (2020 to 2024); Managing Director, Credit Suisse Securities (USA) LLC (2007 to 2018)	1	None

NAME, POSITION(S) WITH FUND, YEAR OF BIRTH AND ADDRESS[1]	LENGTH OF TIME SERVED[2]	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS/ TRUSTEESHIPS HELD BY DIRECTOR OUTSIDE FUND COMPLEX

Independent Continuing Directors

Aaron F. Hood Director 1972	Since Inception	Finance Senior Fellow, United States Military Academy, West Point (since 2019); Executive Vice President and Chief Financial Officer, Summit Carbon Solutions (2021 to 2023); Interim Chief Financial Officer, Superior Silica Sands LLC (2021); Head/Co-Head of Asset Management (2016 to 2019), Perella Weinberg Partners	1	Superior Silica Sands LLC (since 2021)

Steven M. Kass Director 1960	Since Inception	Managing Director and Management Consultant, Alignment Partners (since 2012); Steven M. Kass, EA (since 2018)	1	None

Interested Continuing Director

Michael W. Anson Director, Chairman of the Board and Chief Compliance Officer[3] 1968	Since Inception	Partner, Chief Administrative Officer and Chief Compliance Officer of the Adviser (since 2000); Member of the Adviser's Operating, Investment and Compliance Committees	1	None

Officers Who are Not Directors

Barry M. Klayman Principal Executive Officer 1961	Since Inception	Partner and Chief Operating Officer of the Adviser (since 2013); Member of the Adviser's Executive, Operating, Investment and Compliance Committees	N/A	N/A

Mark Muffler Principal Accounting Officer 1967	Since Inception	Lead Fund Administrator and Officer of UMB Fund Services, Inc. (since 2008)	N/A	N/A

Matthew Shapiro Secretary 1974	Since Inception	Director and General Counsel of the Adviser (since 2014); Member of the Adviser's Compliance and Cybersecurity Committees	N/A	N/A

[1]	The Address for each Director and officer is c/o BBR Partners, LLC, 55 East 52nd Street, 18th Floor, New York, New York 10055, except for Mr. Muffler, whose address is c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212.

[2]	The Fund commenced operations on May 1, 2020.

[3]	Mr. Anson is an "interested person" (as defined in the 1940 Act) of the Fund because he is affiliated with the Adviser and serves as the Fund's Chief Compliance Officer.

Director Qualifications

The Nominating Committee is responsible for selecting and nominating persons for election as Directors of the Fund. The Nominating Committee reviews, among other things, such persons' business and professional experience, education, skills, judgment, and such other factors as such Committee may consider relevant.

Additional information about each Director Nominee and each Continuing Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that the Director possesses, which the Board believes has prepared them to be effective Board members. The Board believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness. Each Board member believes that collectively the Directors have balanced and diverse experience, skills, attributes and qualifications that allow the Board to operate effectively in governing the Fund and protecting the interests of Shareholders. Among the attributes common to all Directors is their ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; each Board member believes that each member satisfies this standard. Experience relevant to having this ability may be achieved through a Director's educational background; business, professional training or practice (e.g., accounting or securities), public service or academic positions; experience from service as a board member or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Nominating Committee contains certain other factors considered by the Nominating Committee in identifying and evaluating potential nominees. The Board and its committees have the ability to engage experts as appropriate. The Board evaluates its performance on an annual basis.

Independent Director Nominees

Michael Fitzgerald. Mr. Fitzgerald was most recently a Managing Director and Global Head of Capital Introduction for Marex Capital Partners Inc. and TD Cowen & Co. in their Prime Services divisions. He has over 25 years of experience in the securities and hedge fund industry. Previously, he served as the Chief Executive Officer of Digital Asset Custody Company, a financial technology company, and was a founding member of Ararat Capital, a long/short equity hedge fund, where he served as Chief Operating Officer and Chief Compliance Officer. Prior to Ararat, Mr. Fitzgerald was Managing Director and held senior management positions in J.P. Morgan and Morgan Stanley’s Prime Brokerage units. Mr. Fitzgerald received his J.D. from Fordham University School of Law and his B.A. in English from Fairfield University.

Michael Wingertzahn. Mr. Wingertzahn is a Managing Director at Cantor Fitzgerald & Co. Previously, Mr. Wingertzahn spent 11 years at Credit Suisse Securities (USA) LLC as a Managing Director, serving in various senior roles, including Head of Delta One Marketing and Co-Head of U.S. Prime Services Coverage. Most recently, Mr. Wingertzahn served as a Director of TD Securities LLC from 2020 to 2024. Mr. Wingertzahn also served as a Vice President of Goldman, Sachs & Company from 1995 to 2007, and a Senior Auditor at Ernst & Young LLP and from 1990 to 1995. Mr. Wingertzahn received a B.S. in Accounting from Fordham University, and earned an M.B.A. from New York University Stern School of Business. He is a Certified Public Accountant and holds Series 3, 7, 9, 10 and 63 licenses.

Independent Continuing Directors

Aaron F. Hood. Mr. Hood is a Finance Senior Fellow at the United States Military Academy at West Point. He co-founded Perella Weinberg Partners, an independent global financial services firm, in 2006, and served for over 13 years as a partner and in various senior executive positions, including Head and Co-Head of its Asset Management Division and Chief Financial Officer of the firm. Mr. Hood also was a member of the firm's Executive, Management, Private Investment, Risk and Valuation Committees. Most recently, from 2021 to 2023, Mr. Hood served as Executive Vice President and Chief Financial Officer of Summit Carbon Solutions, a company focused on decarbonization and emission reduction solutions, and as Interim Chief Financial Officer of Superior Silica Sands LLC in 2021, a supplier of industrial and frac sands. Mr. Hood received a B.S. in Theoretical Economics and Political Science from the United States Military Academy at West Point, where he graduated as a Distinguished Cadet, and earned an M.B.A. from Harvard Business School, where he graduated with High Distinction and as a Baker Scholar. Prior to attending business school, Mr. Hood served as a Lieutenant and Captain in the United States Army Corps of Engineers, stationed both in the United States and Europe. Mr. Hood serves on the Board of Directors of Superior Silica Sands LLC, as well as Chaplain Camp Christian Charities and Toledo St. Francis de Sales High School.

Steven M. Kass. Since 2012, Mr. Kass has been a Managing Director and Management Consultant of Alignment Partners, a consulting firm. Prior to joining Alignment Partners, Mr. Kass served in various executive capacities for certain financial institutions, including Bankers Trust Company and ITG Inc. Mr. Kass received a B.S. in Accounting from Binghamton University, and earned an M.B.A. from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill. Mr. Kass is a member of the Board of Directors of the Holocaust Museum and Tolerance Center of Nassau County.

Interested Continuing Director

Michael W. Anson. Mr. Anson helped found the Adviser in 2000, and currently serves as Chief Administrative Officer and Chief Compliance Officer of the Adviser. Mr. Anson oversees the firm's operations and specializes in creating systems and processes related to, among other things, data security and compliance. Mr. Anson also is a member of the Adviser's Operating, Investment and Compliance Committees. Prior to joining the Adviser, Mr. Anson was a Manager of Portfolio Administration in the Private Client Group of Global Asset Management ("GAM"). Prior to GAM, he was an Assistant Vice President of Institutional Fixed Income Administration at Sakura Bank Ltd., and was a Section Leader on the Mutual Fund Trading desk at Brown Brothers Harriman & Co. Mr. Anson graduated from the University of Albany with a B.A. in Economics and a minor in Business Administration.

Board Structure and Related Matters

Subject to the requirements of the 1940 Act, the business and affairs of the Fund are managed under the direction of the Board. The Board has the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the LLC Agreement. Each Director (whether or not such Director is an Independent Director) is vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized under Delaware law. No Director has the authority individually to act on behalf of or to bind the Fund, except within the scope of such Director's authority as delegated by the Board. The Board may delegate the management of the Fund's day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Fund and to the oversight of the Board.

The Directors serve on the Board for terms of indefinite duration, subject to a mandatory retirement age of 75 years old, with exceptions to be made on a case by case basis. A Director's position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days' prior written notice to the other Directors, subject to waiver of notice, and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or vote of the Shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all Shareholders. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Shareholders. The Directors may call a meeting of Shareholders to fill any vacancy in the position of a Director and must do so within 60 days (subject to certain exceptions) after any date on which Directors who were elected by the Shareholders cease to constitute a majority of the Directors then serving. If no Director remains to manage the business of the Fund, the Adviser may manage and control the Fund but must convene a meeting of Shareholders within 60 days for the purpose of either electing new Directors or dissolving the Fund. The Fund is not required to hold annual meetings of Shareholders for the election or re-election of Directors or for any other purpose, and does not intend to do so.

The 1940 Act requires that at least 40% of the Fund's Board members be Independent Directors. To rely on certain exemptive rules under the 1940 Act, a majority of the Fund's Board members must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, three of the Fund's four Directors are Independent Directors. Michael W. Anson, an Interested Director, serves as Chairman of the Board, and Independent Directors have been designated to chair the Audit Committee and the Nominating Committee. The appointment of Mr. Anson as Chairman reflects the Independent Directors' belief that: Mr. Anson's experience, familiarity with the day-to-day operations, roles as Chief Compliance Officer of the Fund and the Adviser, and access to individuals with responsibility for the Fund's management and operations will provide the Board with insight into the Fund's business and activities; Mr. Anson's access to administrative support will facilitate the efficient development of meeting agendas that address the Fund business, legal and other needs, and the orderly conduct of meetings; and an interested Chairman has a personal and professional stake in the quality and continuity of services provided by management to the Fund. The Fund's Independent Directors interact directly with senior management of the Adviser at scheduled meetings and between meetings as appropriate, and have determined that they can act independently and effectively without having an Independent Director serve as Chairman of the Board.

The Board has determined that its leadership structure, in which no individual Independent Director has been designated to lead all the Independent Directors, is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) the services that the Adviser provides to the Fund and potential conflicts of interest that could arise from this relationship; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of the Adviser; (iii) the Board's oversight role in management of the Fund; and (iv) the Board's size and the cooperative working relationship among the Independent Directors and among all Directors.

During the fiscal year ended March 31, 2025, the Board met four times. The Board has two committees, the Audit Committee and the Nominating Committee. During the fiscal year ended March 31, 2025, no Director attended less than 75% of the aggregate number of meetings of the Board and of each Committee on which the Director served. Although Directors are not required to attend Shareholder meetings, Directors are available to participate at the request of Shareholders.

Committees of the Board

The only standing committees of the Board established by the Board are the Audit Committee and the Nominating Committee. The respective duties and current memberships of the standing committees are set forth below.

The Audit Committee is comprised of all of the Independent Directors. Mr. Kass currently serves as the Chair of the Audit Committee. The function of the Fund's Audit Committee, pursuant to its adopted written charter, which is attached as Appendix B-1, is: (i) to oversee the Fund's accounting and financial reporting processes, the audits of the Fund's financial statements and the Fund's internal controls over, among other things, financial reporting and disclosure controls and procedures; (ii) to oversee or assist in Board oversight of the integrity of the Fund's financial statements, and the Fund's compliance with legal and regulatory requirements; and (iii) to approve, prior to appointment, the engagement of the Fund's independent registered public accounting firm and review the independent registered public accounting firm's qualifications, independence and performance. At a meeting held on May 22, 2025, the Audit Committee reviewed the Fund's audited financial statements for the fiscal year ended March 31, 2025 with management and discussed with PricewaterhouseCoopers LLP ("PwC"), the Fund's independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") and the SEC. The Audit Committee has also received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC's communications with the Audit Committee concerning independence, and discussed with PwC its independence. Based on such review and discussions, the Fund's Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report for the fiscal year ended March 31, 2025 for filing with the SEC. During the fiscal year ended March 31, 2025, the Audit Committee met three times.

The Nominating Committee is comprised of all of the Independent Directors. Mr. Hood currently serves as the Chair of the Nominating Committee. The function of the Nominating Committee, pursuant to its adopted written charter, which is attached as Appendix B-2, is to select and nominate persons for election as Directors of the Fund. The Nominating Committee reviews and considers, as it deems appropriate after taking into account, among other things, the factors listed in its charter, nominations of potential Directors made by Fund management and by Shareholders who have sent to the Fund such nominations, which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected, and such additional information must be provided regarding the recommended nominee as is reasonably requested by the Nominating Committee. Although the Board has not adopted a formal diversity policy, the Nominating Committee may consider whether a potential nominee's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes and each Board member believes that collectively the Directors should have balanced and diverse experience, skills, attributes and qualifications that allow the Board to operate effectively in governing the Fund and protecting the interests of Shareholders. The Nominating Committee meets as is necessary or appropriate. The Nominating Committee did not meet during the fiscal year ended March 31, 2025.

Board's Oversight Role in Management

The Board's role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings and between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Adviser's senior managerial and financial officers, the Fund's and the Adviser's Chief Compliance Officer and portfolio management personnel. The Board's Audit Committee, which consists of all of the Fund's Directors who are Independent Directors, meets during its scheduled meetings, and, as appropriate, the chair of the Audit Committee maintains contact with the independent registered public accounting firm and Principal Accounting Officer of the Fund. The Board also receives periodic presentations from senior personnel of the Adviser regarding risk management generally, as well as information regarding specific operational, compliance or investment areas, such as business continuity, valuation and investment research. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Adviser and other service providers to the Fund, including the Current Subadvisers, have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund. The Board also receives reports from counsel to the Fund or the Board's own independent legal counsel regarding regulatory compliance and governance matters.

The Board's oversight role does not make the Board a guarantor of the Fund's investments or activities.

Beneficial Ownership of Equity Securities in the Fund

The following table sets forth the dollar range of ownership of equity securities of the Fund by the Director Nominees and the Continuing Directors as of April 30, 2025. No other registered investment companies are overseen by the Directors within the same family of investment companies as the Fund. The Directors are not required to invest in the Fund.

Name of Director Nominee / Continuing Director	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by the Director in the Fund Complex*
Michael W. Anson	$50,001–$100,000	$50,001–$100,000

Michael Fitzgerald	None	None

Aaron F. Hood	None	None

Steven M. Kass	$10,001–$50,000	$10,001–$50,000

Michael Wingertzahn	$10,001-$50,000	$10,001-$50,000

As of June 1, 2025, no Independent Director owned securities beneficially or of record in the Adviser or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser.

Compensation

The following table sets forth the aggregate compensation paid to the Fund's Directors for the fiscal year ended March 31, 2025. Neither Mr. Anson, as an Interested Director, nor any Fund officer receives any compensation from the Fund.

Name of Director	Aggregate Compensation from the Fund	Total Compensation from Fund and Fund Complex Paid to Directors
Aaron F. Hood	$20,000	$20,000

Steven M. Kass	$20,000	$20,000

Michael Wingertzahn	$20,000	$20,000

The Independent Directors are paid by the Adviser an annual retainer of $20,000 out of the unitary management fee paid by the Fund to the Adviser. All Directors are reimbursed for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund.

Required Vote

Shareholders of the Fund will vote to elect each Director Nominee to the Board. Provided a quorum is present, each Director Nominee must receive a plurality of the votes cast at the Meeting to be elected as a Director. Under a plurality voting system, nominees that receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because each Director Nominee is running unopposed, he will be elected even if he were to receive one vote in favor. In the election of directors, votes may be cast in favor of a candidate or withheld. If elected, the Director Nominees will be elected effective immediately.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" THE ELECTION OF EACH DIRECTOR NOMINEE.

PROPOSAL 2: APPROVAL OF PROPOSED SUBADVISORY AGREEMENT
AMONG THE FUND, THE ADVISER AND ALLIANCEBERNSTEIN

Introduction

In connection with its duties as the investment adviser to the Fund, the Adviser assesses the nature, extent and quality of the services provided by the Fund's subadvisers and evaluates the performance of each subadviser on an ongoing basis. On April 28, 2025, the Adviser provided notice to Polen of the termination of the subadvisory agreement among the Adviser, the Fund and Polen (the “Polen Subadvisory Agreement”), pursuant to its terms, to be effective after the close of business on June 27, 2025. Among other factors, in determining to terminate the Polen Subadvisory Agreement, the Adviser considered Polen's investment underperformance as compared to the other Current Subadvisers.

At a special Board meeting held on May 22, 2025, upon the Adviser's recommendation, the Board, including the Independent Directors, unanimously approved and recommended to Shareholders for their approval the Proposed Subadvisory Agreement. Section 15(a) of the 1940 Act provides that "it shall be unlawful for any person to serve or act as an investment adviser of a registered investment company, except pursuant to a written contract, which contract . . . has been approved by the vote of a majority of the outstanding voting securities [as that term is defined by the 1940 Act] of such registered company." Accordingly, in order for AllianceBernstein to serve as a subadviser to the Fund, the Proposed Subadvisory Agreement also must be approved by Shareholders.

Information About AllianceBernstein

AllianceBernstein, a Delaware limited partnership, has been a registered investment adviser with the SEC since 1999. AllianceBernstein provides diversified investment management, research and related services globally to a broad range of clients through three distribution channels: institutions, retail and private wealth management. If approved by Shareholders, AllianceBernstein will manage its allocation of the Fund's assets within its AB International Strategic Core Strategy, which focuses on quality, large cap stocks listed outside the United States. AllianceBernstein will pursue a substantially similar investment strategy to Polen in investing in international large cap stocks. As of December 31, 2024, AllianceBernstein had approximately $792 billion in total assets under management. AllianceBernstein does not advise any other registered funds that have investment objectives similar to those of the Fund.

If approved by Shareholders, Kent Hargis and Brian Holland will serve as the portfolio manager of the portion of the Fund's assets that will be allocated to AllianceBernstein.

Kent Hargis, who joined AllianceBernstein in 2003, is the Chief Investment Officer of Strategic Core Equities at AllianceBernstein. He created the Strategic Core platform and has been managing the Global, International and US Strategic Core portfolios since their inception in 2011. Mr. Hargis also has been portfolio manager for the Global Low Carbon Strategy Portfolio since 2022, and managed the Emerging Portfolio from 2015 through 2023. Mr. Hargis was global head of quantitative research for Equities from 2009 through 2014, with responsibility for directing research and the application of risk and return models across the firm's equity portfolios. Prior to joining AllianceBernstein, Mr. Hargis was chief portfolio strategist for global emerging markets at Goldman Sachs. From 1995 through 1998, he was assistant professor of international finance in the graduate program at the University of South Carolina, where he published extensively on various international investment topics. Mr. Hargis holds a PhD in economics from the University of Illinois, where his research focused on international finance, econometrics and emerging financial markets.

Brian Holland, who joined AllianceBernstein in 2004, is a Portfolio Manager and Senior Research Analyst for International Strategic Core Equities at AllianceBernstein. He joined the Strategic Core Equities team as a Senior Research Analyst in 2022 and was appointed Portfolio Manager of International Strategic Core Equities effective January 2023. From 2014 to 2022, Mr. Holland was a senior research analyst on the US Small and Mid Cap Value team, responsible for coverage of technology and materials companies. From 2011 to 2014, he covered companies in the consumer and technology sectors for a number of value equity strategies and as a generalist supporting the AllianceBernstein Strategic Opportunities Fund. Prior to such role, Mr. Holland was an associate portfolio manager, responsible for implementing portfolio decisions in value equity portfolios. Mr. Holland holds a BS in economics and policy and management from Carnegie Mellon University and is a CFA charterholder.

Appendix C provides the name, address and principal occupation of each principal executive officer and each manager of AllianceBernstein. No officer or Director of the Fund is an officer, employee, manager, general partner or shareholder of AllianceBernstein. No officer or Director of the Fund owns securities or has any other material direct or indirect interest in AllianceBernstein or any other person controlling, controlled by or under common control with AllianceBernstein. AllianceBernstein's principal office is located at 501 Commerce Street, Nashville, Tennessee 37203.

Terms of the Proposed Subadvisory Agreement

The Proposed Subadvisory Agreement is identical in all material respects to the Fund's current subadvisory agreements with each of the Current Subadvisers, except for the fees to be paid to AllianceBernstein. The terms of the Proposed Subadvisory Agreement are summarized below. Please also review the complete text of the Proposed Subadvisory Agreement, a form of which is attached as Appendix A.

In accordance with the power and authority granted to it under the investment advisory agreement between the Fund and the Adviser, the Adviser intends to delegate, in compliance with applicable law and subject to required approvals, to AllianceBernstein the management of a discrete portion of the Fund's assets; provided that, in each case, the Adviser will oversee the services to be provided by AllianceBernstein and its employees. AllianceBernstein will be responsible for the investment and reinvestment of that portion of the Fund's assets designated by the Adviser from time to time.

The Proposed Subadvisory Agreement will be terminable, without penalty by the (i) Adviser on not more than 60 days' written notice to the respective subadviser, (ii) Board or by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) on not more than 60 days' written notice to the respective subadviser or (iii) respective subadviser on not less than 90 days' written notice to the Fund and the Adviser. The Subadvisory Agreement also provides that it will terminate automatically in the event of its "assignment" (as defined in the 1940 Act). If approved by Shareholders at the Meeting, after an initial term that will expire on March 31, 2027, the Proposed Subadvisory Agreement will continue in effect from year to year if its continuance is approved annually by either the Board or the vote of a majority of the outstanding voting securities of the Fund, provided that, in either event, the continuance also is approved by a majority of the Independent Directors by vote cast in person, or pursuant to SEC exemptive relief, at a meeting called for the purpose of voting on such approval.

In consideration of the subadvisory services proposed to be provided to the Fund under the Proposed Subadvisory Agreement, the Fund would pay a fee, computed and payable monthly in arrears, calculated based on the net asset value of the respective allocated portion of the Fund's assets, at an annual rate of 0.30%. For purposes of determining the subadvisory fees payable to AllianceBernstein, "net asset value" would mean the total value of the assets of the Fund allocated to AllianceBernstein as of the end of a month, less a pro rata portion of all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of Shares on such date and before any reduction for any fees and expenses of the Fund. The subadvisory fees will be prorated for any partial period based on the number of days in such period. The subadvisory fees will be paid to AllianceBernstein out of the Fund's assets and, therefore, will decrease the net profits or increase the net losses of the Fund.

It is anticipated that the allocation of the Fund's assets among the Subadvisers will remain unchanged following Shareholder approval of the Proposed Subadvisory Agreement (i.e., the portion of the Fund's assets allocated to Polen will be reallocated pro rata to AllianceBernstein), and the aggregate subadvisory fees paid by the Fund, and indirectly by Shareholders as investors in the Fund, will decrease. Based on the assets under management of the Fund as of May 1, 2025, and the current allocation of the Fund's assets among the Subadvisers and the anticipated allocation of the Fund's assets among the Subadvisers if the Proposed Subadvisory Agreement is approved by Shareholders, the weighted average aggregate fee payable by the Fund to the Subadvisers, calculated at an annual rate, is anticipated to decrease by one basis point—from 0.55% to 0.54% of the Fund's net assets.

Board Considerations in Approving the Proposed Subadvisory Advisory Agreement

At an in-person meeting held on May 22, 2025 (the "Special Board Meeting"), the Board, including the Independent Directors, considered and unanimously approved the Proposed Subadvisory Agreement. The Board also determined to recommend that Shareholders of the Fund approve the Proposed Subadvisory Agreement. The Independent Directors reviewed the approval of the Proposed Subadvisory Agreement in executive session with Fund counsel at which no representatives of the Adviser were present.

Background for the Board Approval

The Board held the Special Board Meeting for the purposes of considering, among other things, the anticipated impacts of the Proposed Subadvisory Agreement on the Fund and Shareholders and whether it would be in the best interests of the Fund and Shareholders to approve the Proposed Subadvisory Agreement. In advance of the Special Board Meeting, AllianceBernstein provided documents and information in response to a formal information request submitted by Fund counsel. Throughout the process, the Independent Directors were assisted by Fund counsel, who advised them on, among other things, their duties and obligations relating to their consideration of the Proposed Subadvisory Agreement.

The Board's evaluation of the Proposed Subadvisory Agreement reflected the information provided specifically in connection with its review of the Proposed Subadvisory Agreement, as well as, where relevant, information that was previously furnished to the Board at other Board meetings. The Board's evaluation of the Proposed Subadvisory Agreement also reflected the knowledge gained as Directors of the Fund with respect to services provided by the Adviser and the Current Subadvisers.

The Board's approvals and recommendations were based on the Directors' determination, within their business judgment, that it would be in the best interests of the Fund and the Shareholders for AllianceBernstein to provide investment subadvisory services to the Fund.

Factors Considered in Approving the Proposed Subadvisory Agreement

In determining whether to approve the Proposed Subadvisory Agreement, the Board, including the Independent Directors, considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

(i) The nature, extent and quality of services to be provided by AllianceBernstein: The Board reviewed the services that AllianceBernstein would provide to the Fund, including generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board also discussed the amount of time AllianceBernstein would dedicate to the Fund and the type of transactions that would be effected on behalf of the Fund. The Board also considered AllianceBernstein's investment philosophies and investment processes with respect to, and the investment outlook for, the Fund. In addition, the Board considered the education, background and experience of AllianceBernstein's advisory and other personnel proposing to provide services to the Fund. The Board then considered certain administrative services to be provided by AllianceBernstein to the Fund, including general administrative and compliance services and assistance in meeting certain legal and regulatory requirements. The Board acknowledged AllianceBernstein's engagement of skilled investment professionals, research analysts and administrative, legal and compliance staff members to seek to ensure that a high level of quality in compliance and administrative services would be provided to the Fund. Accordingly, the Board concluded that the quality and scope of services to be offered by AllianceBernstein to the Fund was appropriate and supported approval of the Proposed Subadvisory Agreement.

(ii) Investment performance of AllianceBernstein: Because AllianceBernstein had not yet commenced providing subadvisory services to the Fund, the Board recognized the limitations regarding its ability to evaluate the investment performance of AllianceBernstein in managing a portion of the Fund's assets. The Board, however, reviewed AllianceBernstein's historical performance record in managing registered funds and separately managed accounts that have investment objectives similar to that of the Fund and investment mandates and strategies similar to those to be employed by AllianceBernstein. The Board also discussed with representatives of the Adviser the investment strategies to be employed by AllianceBernstein in the management of its portion of the Fund's assets. The Board noted AllianceBernstein's reputation and experience with respect to the proposed investment strategies to be employed as respects the portion of the Fund's assets to be allocated to AllianceBernstein, the portfolio managers' experience with such investment strategies and the Adviser's experience and reputation in selecting, evaluating and overseeing the Current Subadvisers. Based on its consideration and review of the foregoing information, the Board concluded that these factors supported a decision to approve the Proposed Subadvisory Agreement.

(iii) Fees to be paid to AllianceBernstein: The Board reviewed the fees to be paid by the Fund to AllianceBernstein, and compared the fees to those being charged by AllianceBernstein to other funds and accounts managed by AllianceBernstein that are comparable to the portion of the Fund's assets to be managed by AllianceBernstein in terms of investment strategies and policies and other relevant criteria. The Board noted that the fee rate to be paid by the Fund to AllianceBernstein was comparable to that of a similarly-situated account managed within the AB International Strategic Core Strategy. The Board determined that the fees to be paid under the Proposed Subadvisory Agreement did not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm's-length bargaining.

(iv) The costs of the services to be provided and the profits to be realized by AllianceBernstein and its affiliates from the relationship with the Fund: The Board considered the fees to be paid to AllianceBernstein, the competitiveness of those fees, which had been negotiated at arm's length between the Adviser and AllianceBernstein, and the level of services to be provided by AllianceBernstein. The Board considered the fact that, since AllianceBernstein had not yet commenced providing subadvisory services to the Fund, AllianceBernstein were not yet able to provide the Board with specific information concerning the cost of services to be provided to the Fund and the expected profits to be realized by AllianceBernstein. The Board determined to revisit this issue no later than when it next reviewed the Proposed Subadvisory Agreement following its initial term.

(v) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board considered potential or anticipated economies of scale in relation to the services AllianceBernstein would provide to the Fund. The Board noted that the Adviser had negotiated a competitive fee with AllianceBernstein. The Board concluded that the fee was appropriate at this time, and that it will have the opportunity to periodically re-examine whether any economies of scale were appropriately reflected in the fees paid by the Fund to AllianceBernstein.

Based on the foregoing and other relevant considerations, the Board, including a majority of the Independent Directors, acting within its business judgment: (i) determined that approval of the Proposed Subadvisory Agreement was in the best interests of the Fund and Shareholders; (ii) voted to approve the Proposed Subadvisory Agreement; and (iii) voted to recommend approval of the Proposed Subadvisory Agreement by Shareholders of the Fund.

Required Vote

Approval of the Proposed Subadvisory Agreement requires the vote of a "1940 Act majority" of the outstanding voting securities of the Fund. For these purposes and as used herein, a "1940 Act Majority" is the vote of (1) 67% or more of the voting securities of the Fund entitled to vote on Proposal 2 that are present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on Proposal 2, whichever is less.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" THE PROPOSED SUBADVISORY AGREEMENT.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy card will vote thereon in accordance with their judgment.

The Fund generally is not required to hold annual meetings of Shareholders, and the Fund currently does not intend to hold such meetings unless certain specified Shareholder actions are required to be taken under the 1940 Act or the Fund's LLC Agreement. Any Shareholder who wishes to submit proposals to be considered at a special meeting of the Fund's Shareholders should send such proposals to the Secretary of the Fund at BBR Partners, LLC, 55 East 52nd Street, 18th Floor, New York, New York 10055. Any Shareholder proposal intended to be presented at any future meeting of the Fund's Shareholders must be received by the Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent Shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Shareholders who wish to send communications to the Board or the specific members of the Board should submit the communication in writing to the attention of the Secretary of the Fund, at the address in the preceding paragraph, identifying the correspondence as intended for the Board or a specified member of the Board. The Secretary will maintain a copy of any such communication and will promptly forward it to the Board or the specified member of the Board, as appropriate.

INFORMATION ABOUT THE MEETING

Record Date

Shareholders of record of the Fund as of the close of business on the Record Date are entitled to vote at the Meeting or any adjournment or postponement thereof. Each whole Share shall be entitled to one vote, and each fractional Share shall be entitled to a proportionate fractional vote, as to any matter on which the Shareholder is entitled to vote as of the Record Date. As of the Record Date, the Fund had 125,427,222.484 Shares outstanding. Shareholders are not entitled to any appraisal rights as the result of any proposal to be considered at the Meeting.

Revocation of Proxies

Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is exercised at the Meeting by delivering a written notice of revocation to the Fund's proxy solicitor, Broadridge, or by delivering a subsequently dated proxy by mail, telephone or the Internet (including during the Meeting). Please send your written notice of revocation to BBR ALO Fund, LLC, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717. If you deliver a written notice of revocation, your vote will not be counted unless you deliver a subsequently dated proxy by mail, telephone or the Internet. Merely attending the Meeting will not revoke a validly given proxy received before the Meeting.

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by Shareholders. It is important that your vote be received no later than 11:59 p.m. Eastern Time on June 26, 2025. If you execute your proxy but give no voting instructions, your voting securities that are represented by proxies will be voted "FOR" the Proposals and, in accordance with the judgment of the person appointed as proxy upon any other matter that may properly come before the Meeting.

Quorum, Voting and Adjournment

The presence at the Meeting, in person or by proxy, of Shareholders holding one-third of the total number of votes eligible to be cast by all Shareholders as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business for the Fund.

In the event that a quorum is not present for the Fund, or if there are insufficient votes to approve a Proposal by the time of the Meeting, the proxies or their substitutes may propose that the Meeting be adjourned one or more times to permit further solicitation. In the absence of a quorum, the Meeting may be adjourned by action of a majority of the Shareholders present in person or by proxy without additional notice to Shareholders. The persons named as proxies will vote upon any other business that may properly come before the Meeting, including any adjournment, in accordance with their judgment.

Effect of Abstentions and Broker Non-Votes. Shares represented by a proxy marked to withhold authority to vote for a Director and abstentions will be included in determining the existence of a quorum at the Meeting, but will not constitute a vote in favor of a Proposal. As a result, because they are not votes cast "FOR" a proposal, they will have the effect of a vote "AGAINST" the Proposed Subadvisory Agreement. There are not expected to be any broker non-votes as no voting securities are held by brokers or nominees.

Solicitation of Proxies

The initial solicitation of proxies will be made by e-mail or mail. Additional solicitations may be made by telephone, e-mail, mail, social media or other personal contact by the Fund's officers or employees or representatives of the Adviser, one of its affiliates or Broadridge, which has been retained to serve as the Fund's proxy solicitor. Broadridge will assist in the solicitation of proxy votes primarily by contacting Shareholders by telephone.

The Fund will bear all costs associated with this Proxy Statement and the Meeting, including proxy solicitation costs, legal fees and the costs of printing and distributing this Proxy Statement. Broadridge's services include proxy consulting, distribution, tabulation and solicitation services. The cost of retaining Broadridge, including printing and distributing costs, is estimated to be approximately $6,240, plus disbursements. Costs will vary depending on the number of solicitations made. The Fund's officers, and those employees and representatives of the Adviser or its affiliates who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts.

OTHER INFORMATION

Ownership of Fund Voting Securities

As of the Record Date, no person, to the knowledge of the Fund, beneficially owned more than 5% of the outstanding voting securities of the Fund. As of that date, all of the Directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding voting securities of the Fund. In addition, no Director purchased or sold any securities of the Adviser, the Subadvisers, AllianceBernstein or their affiliates during the Fund's past fiscal year.

Service Providers

Adviser. BBR Partners, LLC, located at 55 East 52nd Street, 18th Floor, New York, New York 10055, serves as the investment adviser to the Fund.

Transfer Agent and Administrator. UMB Fund Services, Inc. located at 235 W. Galena Street, Milwaukee, Wisconsin 53212, serves as the transfer agent and administrator for the Fund.

Independent Registered Public Accounting Firm

PwC served as the Fund's independent registered public accounting firm to audit the accounts of the Fund for its most recently completed fiscal year. Representatives of PwC are not expected to attend the Meeting.

Shareholder Reports

Copies of the Fund's Annual Report for the most recently completed fiscal year and the Semi-Annual Report for the most recent semi-annual period succeeding the Annual Report previously have been distributed or made available to Shareholders. This Proxy Statement should be read in conjunction with each Annual and Semi-Annual Report. You can obtain copies of the Annual Report for the most recently completed fiscal year and the Semi-Annual Report for the most recent semi-annual period succeeding the Annual Report without charge, by writing to the Fund at 55 East 52nd Street, 18th Floor, New York, New York 10055, or by calling (collect) (212) 313-9870. You should receive the reports within three business days of your request. Copies of these reports are also available free of charge on the SEC's website at www.sec.gov.

Householding

To avoid sending duplicate copies of materials to households, the Fund may mail only one copy of this Proxy Statement to Shareholders having the same last name and address on the Fund's records, unless the Fund has received contrary instructions from a Shareholder. The consolidation of these mailings benefits the Fund through reduced mailing expenses. To request a separate copy of the Proxy Statement, or for instructions as to how to request a separate copy of the Proxy Statement or as to how to request a single copy if multiple copies of the Proxy Statement are received, you may write to the Fund at 55 East 52nd Street, 18th Floor, New York, New York 10055, or call (212) 313-9870.

By Order of the Board,

Matthew Shapiro
Secretary

June 4, 2025

APPENDIX A

Form of Proposed SUBADVISORY Agreement

Agreement, made as of May 22, 2025, among BBR ALO Fund, LLC (the "Fund"), an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") BBR Partners, LLC, a registered investment adviser (the "Adviser"), and AllianceBernstein L.P., a registered investment adviser (the "Subadviser").

1.	Scope of Engagement.

(a)            The Adviser represents that it has the authority to engage subadvisers under the terms and conditions of the investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"). The Adviser hereby appoints the Subadviser as a subadviser to perform discretionary investment management services for the Fund as provided for herein. The Subadviser shall be responsible for the investment and reinvestment of that portion of the Fund's assets designated by the Adviser from time to time (the "Assets"). The Adviser hereby delegates to the Subadviser all of its powers granted by the Fund in the Advisory Agreement with full authority to buy, sell, or otherwise effect investment transactions involving the Assets in the name of the Fund. Unless otherwise directed by the Adviser, the Subadviser shall be authorized, without prior consultation with the Adviser or the Fund, to buy, sell, and trade in stocks, bonds, mutual funds, and other securities and/or contracts relating to the same, on margin (only if written authorization has been granted) or otherwise, and to give instructions in furtherance of such authority to UMB Bank, N.A., the Fund's custodian, or any successor custodian (the "Custodian"). The authority granted to the Subadviser shall continue in force until this Agreement is terminated in accordance with Paragraph 9 hereof.

(b)            The Adviser shall provide the Fund's offering memorandum, as amended, supplemented and/or restated from time to time (the "Memorandum") prior to the Subadviser's obligation to commence management of the Assets. The Adviser shall immediately notify the Subadviser, in writing, if information previously provided in the Memorandum has changed relative to the Fund's investment objective, policies, strategies or restrictions. The Subadviser shall manage the Assets in accordance with: (i) the Fund's investment objective, policies, strategies and restrictions as described in the Memorandum; (ii) applicable procedures or policies adopted or approved by the Adviser or the Fund's Board of Directors (the "Board") with respect to the Fund as from time to time in effect and furnished in writing to the Subadviser; and (iii) the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and the rules and regulations thereunder, and the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder applicable to qualification as a "regulated investment company." The Subadviser shall not be required to verify any information and/or directions obtained from the Adviser and is expressly authorized to rely thereon.

(c)            The Adviser acknowledges and understands that the service to be provided by the Subadviser under this Agreement is specifically limited to the management of the Assets and does not include financial planning or any other related or unrelated services as respects other clients of the Adviser. The Adviser shall furnish the Subadviser with copies of the Memorandum and shareholder reports, and the Subadviser will be provided the opportunity to review and approve any description of the Subadviser and its investment process set forth therein.

2.	Compensation and Expenses.

(a)            The Subadviser's fees for investment management services provided under this Agreement shall be in accordance with the fee schedule annexed hereto and made a part hereof as Schedule "A". No increase in the Subadviser's fees shall be effective without prior written notification to, and acceptance by, the Adviser and shareholders of the Fund, as required by applicable law.

(b)            The Subadviser will bear all expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund (other than those borne by the Adviser) will be borne by the Fund, except to the extent specifically assumed by the Subadviser.

3.	Custodian.

The Assets shall be held by the Custodian. The Subadviser is authorized to give instructions to the Custodian with respect to all investment decisions regarding the Assets, and the Custodian is authorized and directed to effect transactions for the Fund and otherwise take such actions as the Subadviser shall reasonably direct in connection with the performance of the Subadviser's obligations in respect of the Assets. The Subadviser shall not be liable for any act or omission of the Custodian that is not at the direction of the Subadviser.

Subadviser shall be given at least thirty (30) days' written notice of any intention to choose another or to terminate the Custodian, together with the name and other relevant information with respect to the new Custodian. If the custody account with the Custodian is terminated without designating a successor Custodian, the Subadviser reserves the right to terminate this Agreement and its obligations hereunder. The Adviser shall immediately notify the Subadviser of the termination or receipt of notice of termination of the Custodian.

4.	Aggregation of Trades; Transactions with Affiliates.

(a)            The Subadviser may manage other portfolios and expects that the Fund and other portfolios it manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Fund with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders are allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds will generally be allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders.

(b)            The Subadviser is authorized to allocate purchase and sale orders for portfolio securities to brokers and dealers that are affiliated with the Subadviser, the Adviser or any other subadviser to the Fund, if the Subadviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms, and provided that the transactions are consistent with the Fund's Rule 17e-1 procedures, if applicable. In no instance may portfolio securities be purchased from or sold to the Subadviser, the Adviser or any other subadviser to the Fund or any person affiliated with the Subadviser, the Adviser any other subadviser to the Fund or the Fund, except in accordance with the applicable securities laws and the rules and regulations thereunder, including Rules 17a-7 and 17a-10 under the 1940 Act, and any exemptive order then currently in effect. To comply with the foregoing, each of the Adviser and the Subadviser shall provide the other party with a list of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and the Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons. In addition, the Adviser will specifically identify in writing (i) any publicly-traded companies in which the Fund may not invest, together with ticker symbols for all such companies, and (ii) any affiliated brokers and any restrictions that apply to the use of those brokers by the Fund.

5.	Risk Acknowledgment.

The Adviser acknowledges that the Subadviser does not guarantee the future performance of the Fund or any specific level of performance, nor the success of the Subadviser's overall management of the Fund.

6.	Directions to the Subadviser; Independent Contractor.

(a)            The Adviser will be responsible for forwarding written directions, notices and instructions to the Subadviser, which shall be effective upon receipt by the Subadviser. The Subadviser shall be fully protected in relying upon any such direction, notice, or instruction until it has been duly advised in writing of changes therein.

(b)            The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Fund in any way or otherwise be deemed an agent of the Adviser or the Fund, and nothing in this Agreement shall be construed as making the Adviser or the Fund a partner or co-venturer with the Subadviser or any of its affiliates. The Subadviser shall be responsible for managing any collateral and margin requirements associated with investments made for the Assets.

7.	Proxies.

(a)            The Subadviser, or a third-party designee acting under the authority and supervision of the Subadviser, shall be responsible for directing the manner in which proxies solicited by issuers of securities beneficially owned by the Fund, in relation to the Assets, shall be voted. The Adviser shall cause the Custodian to forward promptly to the Subadviser all proxies and related shareholder communications upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Fund to file Form N-PX as required by Rule 30b1-4 under the 1940 Act.

(b)            The Subadviser shall be responsible for making all elections relative to any mergers, acquisitions, tender offers, bankruptcy proceedings or other corporate actions pertaining to the Assets, unless the Adviser or the Fund otherwise specifically directs in writing. The Subadviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the Assets. The Subadviser shall have no obligation to initiate any legal proceeding (including, without limitation, class actions and bankruptcies) with respect to the securities constituting the Assets and shall not file proofs of claims relating to the Assets.

8.	Reports and Information.

(a)            The Subadviser shall keep the Fund and the Adviser informed of developments relating to its duties as the Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the management of the Assets. In this regard, the Subadviser shall provide the Fund, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. In addition, the Subadviser shall provide the Fund, no less frequently than quarterly, with periodic investment reports in such form as may be mutually agreed upon by the Subadviser and the Adviser.

(b)            The Subadviser shall provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Assets required for the Memorandum, reports to the Fund's shareholders or filings with the Securities and Exchange Commission (the "SEC"). Upon reasonable request, the Subadviser will make available relevant officers and employees to meet with the Board and/or the Adviser to review the Assets.

9.	Term and Termination.

(a)            This Agreement will become effective on June 30, 2025, provided that this Agreement will not take effect unless it has first been approved (i) by a vote of a majority of those Board members who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Unless sooner terminated as provided herein, this Agreement shall continue in effect for an initial period ending on March 31, 2027. Thereafter, if not terminated, this Agreement shall continue automatically for successive one-year periods, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

(b)            This Agreement is terminable without penalty by the (i) Adviser on not more than 60 days' written notice to the Subadviser, (ii) Board or by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) on not more than 60 days' written notice to the Subadviser or (iii) Subadviser on not less than 90 days' written notice to the Fund and the Adviser. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act or the Investment Advisers Act of 1940, as amended (the "Advisers Act")) and the Subadviser shall be notified by the Fund and the Adviser, or the Subadviser shall notify the Fund and the Adviser, as applicable, as soon as reasonably practicable and as permissible under applicable law or this Agreement before any such assignment occurs. In addition, notwithstanding anything herein to the contrary, if the Advisory Agreement terminates for any reason, this Agreement shall terminate effective upon the date the Advisory Agreement terminates.

(c)            Termination of this Agreement and/or the services of the Subadviser will not affect: (i) the validity of any action previously taken by the Subadviser under this Agreement; (ii) liabilities or obligations of the parties for transactions initiated before termination of this Agreement; or (iii) the Fund's obligation to pay fees to the Subadviser in accordance with this Agreement.

10.	Non-Exclusive Management.

(a)            The Subadviser, its officers, employees, and agents, may have or take the same or similar positions in specific investments for their own accounts, or for the accounts of other clients, as the Subadviser does for the Assets. The Adviser expressly acknowledges and understands that the Subadviser shall be free to render investment advice to others and that the Subadviser does not make its investment management services available exclusively to the Adviser or the Fund. Nothing in this Agreement shall impose upon the Subadviser any obligation to purchase or sell, or to recommend for purchase or sale, for the Fund any security which the Subadviser, its principals, affiliates or employees, may purchase or sell for their own accounts or for the account of any other client, if in the reasonable opinion of the Subadviser such investment would be unsuitable for the Fund or if the Subadviser determines in the best interest of the Fund such purchase or sale would be impractical.

(b)            It is understood that: (i) the Subadviser shall be prohibited from consulting with any other subadviser to the Fund (including, in the case of an offering of securities subject to Section 10(f) of the 1940 Act, any subadviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for the Fund in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; and (ii) the Subadviser's responsibility regarding investment advice hereunder is limited to the Assets.

11.	Arbitration.

Subject to the conditions and exceptions noted below, and to the extent not inconsistent with applicable law, in the event of any dispute pertaining to this Agreement, the parties to this Agreement agree to submit the dispute to arbitration in accordance with the auspices and rules of the American Arbitration Association ("AAA"), provided that the AAA accepts jurisdiction. Each party hereto understands that such arbitration shall be final and binding, and that by agreeing to arbitration, each party is waiving its respective rights to seek remedies in court, including the right to a jury trial.

12.	Disclosure Statement.

The Adviser shall be responsible for providing to the Fund initially and annually thereafter a copy (or at times, an annual letter offering to deliver a copy) of the written Disclosure Statement of the Subadviser as currently set forth on Parts 2A & 2B of Form ADV (Uniform Application for Investment Adviser Registration), along with a copy of the Subadviser's Privacy Policy. The Subadviser warrants and represents to immediately forward to the Adviser all required amendments to its Disclosure Statement.

13.	Indemnification.

The Adviser agrees to defend, indemnify and hold harmless the Subadviser, its officers, directors, members, employees and/or agents from any and all claims, losses, damages, liabilities, costs and/or expenses directly resulting from the Adviser's violation of any of the terms of this Agreement, or from any action or omission of the Adviser involving the gross negligence, fraud, willful misfeasance or bad faith of the Adviser, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement. Notwithstanding the foregoing, in the event of any claims, losses, damages, liabilities, costs and/or expenses directly resulting from the Subadviser's violation of any of the terms of this Agreement, or any action and/or omission of the Subadviser which (i) are relative to the services performed or to have been performed by the Subadviser pursuant to this Agreement and (ii) result from the Subadviser's own gross negligence, fraud, willful misfeasance or bad faith, or by reason of the Subadviser's reckless disregard of its obligations and duties under this Agreement, the Subadviser shall defend, indemnify and hold harmless the Adviser and the Fund, and their respective officers, directors, members, employees and/or agents. The Adviser and the Subadviser's obligations under this paragraph shall survive the termination of this Agreement.

14.	Good Standing.

The Adviser and the Subadviser hereby warrant and represent that they are each registered investment advisers in good standing, that their respective regulatory filings are current and accurately reflect their advisory operations, and that they are in compliance with applicable state and federal rules and regulations pertaining to registered investment advisers. In addition, the Adviser and Subadviser warrant and represent that neither is (nor any of their respective associated persons are) subject to any statutory disqualifications set forth in Sections 203(e) and 203(f) of the Advisers Act, nor are they currently the subject of any investigation or proceeding which could result in statutory disqualification. The Adviser and the Subadviser acknowledge that their respective obligations to advise the other with respect to these representations shall be continuing and ongoing, and should any representation change for any reason, each warrants to advise the other immediately, together with providing the corresponding pertinent facts and circumstances. In addition, the Subadviser shall promptly notify the Adviser of the naming of the Subadviser or its affiliates or principal(s) as a defendant in any material criminal, civil, administrative, or enforcement action that impact the services rendered hereunder.

15.	Compliance with Applicable Law.

The Adviser and the Subadviser each agree to comply with applicable laws, rules and regulations, including the Advisers Act and the 1940 Act. The Subadviser promptly will notify the Fund's Chief Compliance Officer ("CCO"): (i) in the event the SEC or other governmental or regulatory authority has censured the Subadviser, placed limitations upon the Subadviser's activities, functions or operations, suspended or revoked the Subadviser's registration as an investment adviser, or has commenced proceedings or an investigation that may result in any of these actions; or (ii) upon becoming aware of any material fact relating to the Subadviser that is not contained in the Memorandum, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect. Upon request, and in accordance with the scope of the Subadviser's obligations and responsibilities contained in this Agreement, the Subadviser will provide reasonable assistance to the Fund in connection with the Fund's compliance with applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder, and Rule 38a-1 under the 1940 Act. Such assistance shall include, but not be limited to: (i) providing the Fund's CCO upon request with copies of the Subadviser's compliance policies and procedures; (ii) certifying periodically, upon the request of the Fund's CCO, that the Subadviser is in compliance with all applicable "federal securities laws," as required by Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act; (iii) facilitating and cooperating with the Fund's CCO to evaluate the effectiveness of the Subadviser's compliance controls; (iv) providing the Fund's CCO with direct access to the Subadviser's compliance personnel; (v) providing the Fund's CCO with periodic reports; and (vi) promptly providing the Fund's CCO with special reports in the event of material compliance violations. Upon request, the Subadviser will provide certifications to the Fund, in a form satisfactory to the Fund, to be relied upon by the Fund's officers certifying the Fund's periodic reports on Form N-CSR pursuant to Rule 30a-2 under the 1940 Act.

The Adviser, on behalf of the Fund, has claimed or intends to claim an exclusion for the Fund from the definition of a Commodity Pool Operator pursuant to Commodity Futures Trading Commission Rule 4.5. The Subadviser shall not manage the Assets in a manner that would cause the Fund not to qualify for such exclusion until otherwise approved by the Adviser in writing.

16.	Subadviser Obligations.

The Subadviser shall be obligated to comply with all of the following with respect to its services under this Agreement:

(a)            Its fiduciary duty to obtain "best execution" relative to all transactions for the Fund. Consistent with this obligation and in accordance with applicable securities laws, the Subadviser in its discretion, may purchase and sell portfolio securities from and to brokers and dealers who provide the Subadviser with research, analysis, advice and similar services. The Subadviser may pay to brokers and dealers, in return for such research and analysis, a higher commission than may be charged by other brokers and dealers, subject to the Subadviser's good faith determination that such commission is reasonable in terms either of the particular transaction or of the Subadviser's overall responsibility to the Fund and the Subadviser's other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term and, if applicable, subject to compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended. Such authorization is subject to termination at any time by the Board for any reason.

(b)            With respect to trading errors committed by the Subadviser that impact the Fund, the Subadviser will immediately inform the Adviser and within a reasonable period of time provide the Adviser with written documentation of the events that led to the trading error and the corrective measures taken by the Subadviser.

(c)            Make all quarterly report filings on Form 13F as required pursuant to Section 13(f) of the Securities Exchange Act of 1934, as amended.

(d)            The Subadviser agrees to monitor the Assets. At the request of the Adviser or the Board, the Subadviser agrees to provide reasonable assistance to the Adviser, the Board and the Fund's pricing agents in valuing the Assets that are not publicly listed, including in connection with fair value pricing of the Assets.

17.	Restrictive Covenant

The Subadviser acknowledges the Adviser's proprietary interest in its client relationships. The Subadviser, its officers, directors, members, employees and/or agents (collectively, for purposes of this Paragraph, the "Subadviser") shall not, either directly or indirectly, for itself or for the benefit of any other investment or financial services firm or professional (i.e., registered investment adviser, broker-dealer, bank, trust company, insurance agency, etc.), during the term of this Agreement and for a period of twenty-four (24) months thereafter, knowingly solicit to render, nor render, investment management, financial planning, insurance, or any other investment advisory or related consulting or advisory services to/from any of the Adviser's clients which became known to the Subadviser in connection with this Agreement, without the express prior written consent of the Adviser. The Subadviser acknowledges and understands that its violation of this section could result in irreparable harm to the Adviser and that an award of money damages, alone, will not be adequate to remedy such harm. Consequently, in the event that the Subadviser violates or threatens to violate this restriction, the Adviser, in addition to any other rights and remedies provided under law, shall be entitled to both: (a) a preliminary or permanent injunction in order to prevent the continuation of such harm; and (b) money damages, insofar as they can be reasonably determined, including, without limitation, all reasonable attorneys' fees and costs incurred by the Adviser in enforcing this restriction. In the event that any officer, director, member, employee, representative or agent of the Subadviser violates, or threatens to violate, any of the above representations, covenants and/or restrictions, the Subadviser agrees to reasonably cooperate and assist the Adviser's prosecution of any such violations on behalf of the Adviser, and accepts all corresponding financial responsibility for monetary damages and/or costs caused by any such actual or threatened violation. Notwithstanding the foregoing, the restrictive covenant set forth in this Paragraph 17 shall not prohibit a former Adviser client from receiving investment advisory services from the Subadviser at the behest of such former Adviser client's new investment adviser.

18.	Books and Records.

The Subadviser will maintain all required books and records with respect to the securities transactions of the Assets in accordance with all applicable laws, and in compliance with the requirements of the rules under Section 31 of the 1940 Act, and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser reasonably may request. The Subadviser hereby agrees that all records which it maintains for the Fund or the Adviser are the property of the Fund or the Adviser, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Fund or the Adviser and which are required to be maintained. The Subadviser further agrees to surrender promptly to the Fund or the Adviser any records which it maintains for the Fund or the Adviser upon request by the Fund or the Adviser, provided that the Subadviser shall have reasonable opportunity to create and maintain copies of applicable records.

19.	Severability.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

20.	Privacy Notice/Confidentiality.

(a)            The Subadviser shall regard as confidential all information furnished to it by the Adviser concerning the Assets, the Fund and the Adviser (collectively, "Confidential Information") and shall not disclose Confidential Information to any third party, other than (i) the Adviser, (ii) the Fund, (iii) service providers employed by the Subadviser or the Fund, including in connection with the management, custody, brokerage and administration of the Assets, provided that the Subadviser shall be liable for any breach of this Agreement by such service providers retained by the Subadviser, (iv) as required by law or legal process or (v) in any proceeding between the Adviser and the Subadviser.

(b)            The Adviser will treat as confidential all non-public information and advice furnished to it by the Subadviser and will not disclose such non-public information to third parties except (i) the Subadviser, (ii) the Fund, (iii) service providers employed by the Adviser or the Fund, provided that the Adviser or the Fund shall be liable for any breach of this Agreement by such service providers retained by the Adviser or the Fund (iv) as required by law or legal process or (v) in any proceeding between the Adviser and the Subadviser.

(c)            The Adviser and the Subadviser acknowledge prior receipt of the other's Privacy Notice and Policy. The Adviser and the Subadviser agree to safeguard all information pertaining to the Fund and the Assets in accordance with the Subadviser's Privacy Policy and consistent with the requirements of applicable state and federal privacy statutes pertaining to registered investment advisers, including providing a privacy notice to the Fund and maintaining a corresponding privacy policy to be followed by individuals and/or affiliated entities that may have access to information pertaining to the Fund or the Assets. The Adviser shall provide a copy of the Subadviser's Privacy Notice to the Fund.

(d)            The Adviser and the Subadviser shall implement and maintain (and require any of its agents and affiliates that have access to Confidential Information to maintain) commercially reasonable and appropriate administrative, technical, physical and organizational safeguards designed to: (i) ensure the security and confidentiality of the Confidential Information; (ii) protect against any anticipated threats or hazards to the security or integrity of the Confidential Information; and (iii) protect against unauthorized or unlawful access to or use of the Confidential Information and against accidental loss or destruction of, or damage to, Confidential Information. The Adviser and the Subadviser shall promptly notify the nonbreaching party of any unauthorized access to any Confidential Information and of any other breaches of security. The Adviser and the Subadviser shall reasonably cooperate with the nonbreaching party to ensure that the nonbreaching party is not negatively affected by any such occurrences or to mitigate the effects of same on the nonbreaching party. The Adviser and the Subadviser will review and test such safeguards on no less than an annual basis and shall promptly provide all information related to the Adviser's and the Subadviser's security policies and procedures reasonably requested by a party to this Agreement from time to time.

(e)            The terms of this paragraph shall survive the termination of this Agreement.

21.	Notices.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid: (1) to the Adviser or the Fund c/o the Adviser at BBR Partners, LLC, 55 East 52nd Street, 18th Floor, New York, New York 10055, Attention: General Counsel; or (2) to the Subadviser at AllianceBernstein L.P., 501 Commerce Street, Nashville, Tennessee 37203, Attention: Chief Compliance Officer.

22.	Applicable Law.

To the extent not inconsistent with applicable law, including, but not limited to, the 1940 Act and the Advisers Act, this Agreement shall be governed by and construed in accordance with the laws of the State of New York. In addition, to the extent not inconsistent with applicable law, the venue (i.e. location) for the resolution of any dispute or controversy between the Subadviser and the Adviser shall be the City of New York, State of New York.

23.	Authority.

Each of the parties hereto acknowledge that it has all requisite legal authority to execute this Agreement, and, with respect to the Fund and the Adviser, that there are no encumbrances on the Assets. Each of the parties hereto correspondingly agrees to immediately notify the other parties, in writing, in the event that these representations should change.

24.	Execution, Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute a single instrument. A facsimile signature (or signature delivered by other similar electronic means, e.g., PDF) of any party to this Agreement shall constitute the valid and binding execution hereof by such party.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the Fund, the Adviser and the Subadviser have each executed this Agreement on the day, month and year first above written.

CTA EXEMPTION: PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT.

BBR ALO Fund, LLC

BY:	__________________________________________
Name:
Title:

BBR Partners, LLC

BY:	__________________________________________
Name:
Title:

AllianceBernstein L.P.

BY:	__________________________________________
Name:
Title:

[Signature Page to AllianceBernstein Subadvisory Agreement]

Schedule A

The Subadviser's annual fee for investment management services provided under this Agreement shall be based upon a percentage (%) of the net asset value of the Assets in accordance with the fee schedule in this Schedule "A." For the purpose of determining fees payable to the Subadviser, the value of the Assets shall be computed in the manner specified in the Memorandum for the computation of the value of the Fund's net assets. This annual fee shall be prorated and paid monthly, in arrears, based upon the market value of the Assets on the last business day of the previous month. Any fee for any partial period upon commencement or termination of this Agreement (a "Billing Period") will be pro-rated according to the portion of the Billing Period to which it relates. If (i) material additional assets are allocated to the Subadviser by the Adviser, or (ii) a material amount of Assets are withdrawn by the Adviser, during a Billing Period (as determined by the Subadviser in concert with the Adviser), a pro-rated fee will be charged or refunded on such assets based on the number of days the Assets are managed by the Subadviser during the Billing Period. No increase in the Subadviser's fees shall be effective without prior written notification to, and acceptance by, the Adviser and shareholders of the Fund, as required by applicable law. The Fund authorizes the Custodian to charge it the amount of the Subadviser's fee and, to the extent feasible, to have the Subadviser deduct the fee directly from the Fund in compliance with regulatory procedures.

The Subadviser shall notify the Adviser of the fee promptly after the end of the relevant billing period and the Adviser shall have five (5) business days thereafter to review the fee prior to the collection of the fee by the Subadviser.

FEE SCHEDULE

Strategy: International Strategic Core Equity

0.30% of the net asset value of the Assets

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APPENDIX B-1

BBR ALO FUND, LLC

Audit Committee Charter

I.            Audit Committee Membership and Qualifications

The Audit Committee shall be composed solely of members of the Board of Directors (the "Board") who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). The Board may replace members of the Audit Committee for any reason.

No member of the Audit Committee shall be an "interested person" of the Fund, as that term is defined in Section 2(a)(19) of the 1940 Act, nor shall any member have accepted directly or indirectly any consulting, advisory or other compensatory fee from the Fund, other than fees service as a member of the Board or a committee of the Board.

The Board must annually determine whether any member of the Audit Committee is an "audit committee financial expert" ("ACFE"), within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley").

II.            Purposes of the Audit Committee

The purposes of the Audit Committee are to:

(a)            oversee the accounting and financial reporting processes of the Fund and the audits of the Fund's financial statements; and

(b)            assist Board oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements, and (iii) the independent auditors' qualifications, independence and performance.

III.            Role and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is Fund management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting and the independent auditors' responsibility to plan and carry out a proper audit. Specifically, the Fund's management is responsible for (a) preparation, presentation and integrity of the Fund's financial statements, (b) maintenance of appropriate accounting and financial reporting principles and policies and (c) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund's financial statements by the Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing, the financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

Each member of the Audit Committee shall be entitled to rely on the (i) integrity of those persons and organizations within and outside the Fund from which he or she receives information and (ii) accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board). In addition, the evaluation of the Fund's financial statements by the Audit Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditors, nor does the Audit Committee's evaluation substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing the financial statements.

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IV.            Duties and Responsibilities of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

(a)            to have direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors;

(b)            to review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund's investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the investment adviser (an "Adviser Affiliate") that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

(c)            to establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for services described in (b) above;

(d)            to consider whether the independent auditors' provision of any non-audit services to the Fund, the Adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors;

(e)            to meet with the Fund's independent auditors, including separate meetings as necessary, to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) review with the independent auditors any problems or difficulties the auditors encountered in the course of the audit work, including any restrictions on their activities or access to requested information and any significant disagreements with Fund management; (iii) review all critical accounting policies and practices applied by the Fund in preparing its financial statements; (iv) discuss any accounting adjustments noted or proposed by the independent auditors that were "passed" as immaterial or otherwise; (v) any communications between the audit team and the independent auditing firm's national office respecting auditing or accounting issues presented by the engagement; (vi) review any material written communications between the independent auditors and the Fund, including any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Fund, report or recommendation on internal controls, schedule of unadjusted differences, engagement letter and independence letter; and (vii) review the form of independent auditors' report to the Board and Fund shareholders;

(f)            to review (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Fund's selection or application of accounting principles, and major issues as to the adequacy of the Fund's internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by Fund management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; and (iii) the effect of regulatory and accounting initiatives on the financial statements of the Fund;

(g)            to discuss the annual audited financial statements with management and the independent auditors, and the semi-annual unaudited financial statements with management;

(h)            to at least annually, ensure receipt of a formal written statement from the independent auditors delineating all relationships between the independent auditors and the Fund to evaluate the independent auditors' qualifications, performance and independence, including the review and evaluation of the lead partner of the independent auditors, so that the Audit Committee can actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors, taking into account the opinions of Fund management and to further consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself, and to present conclusions of the review to the Board;

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(i)             to at least annually, obtain and review a report by the independent auditors describing: (i) the independent auditing firm's internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues;

(j)             to set clear policies relating to the hiring by entities within the Fund's investment company complex1 of employees or former employees of the independent auditors, in compliance with the requirements of Sarbanes-Oxley;2

(k)            to establish procedures for the receipt, retention, and treatment of complaints received by the Fund relating to accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Fund or the Fund's Adviser, administrator, principal underwriter or any other provider of accounting related services for the Fund, of concerns regarding questionable accounting or auditing matters pertaining to the Fund;3

(l)             to periodically meet separately with the Fund's management and with the independent auditors;

(m)           to discuss with management, in a general manner, but not as a committee to assume responsibility for, the Fund's processes with respect to risk assessment and risk management;

(n)            to report its activities regularly to the Board, including any issues that arise with respect to (i) the quality or integrity of the Fund's financial statements, (ii) the Fund's compliance with legal or regulatory requirements, or (iii) the performance and independence of the independent auditors (including the Audit Committee's conclusions with respect to IV (h) above), and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate;

(o)            to prepare and review with the Board an annual performance evaluation of the Audit Committee, conducted in such manner as the Committee deems appropriate, which evaluation must compare the performance of the Audit Committee with the requirements of this Charter; and

(p)            to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

V.            Operations of the Audit Committee

The Audit Committee shall meet regularly, as frequently as circumstances dictate and at least semi-annually, and is empowered to hold special meetings, as circumstances require. The Audit Committee may request that non-members attend a meeting of the Audit Committee or meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call, or similar communications equipment by means of which all persons participating in the meeting can hear each other, and may act by written consent to the extent permitted by law and the Fund's Limited Liability Company Agreement, as may be amended or amended and restated from time to time.

The Audit Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Fund shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to (a) the independent auditors for preparing or issuing an audit report or performing other audit, review or attest services for the Fund or (b) any advisers employed by the Audit Committee. The Fund shall also provide appropriate funding for ordinary administrative expenses of the Audit Committee that are necessary and appropriate in carrying out its duties.

[1]	"Investment company complex" includes: (1) BBR Partners, LLC ("BBR"); (2) any entity controlling, controlled by or under common control with BBR, if the entity is an investment adviser or sponsor or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor; and (3) any investment company, hedge fund or unregistered fund that has an investment adviser included in (1) or (2).
[2]	Attached as Appendix A hereto.
[3]	Attached as Appendix B hereto.

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The Audit Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. The Board also shall review and approve this Charter at least annually.

The Audit Committee, in its discretion, may delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee, including the authority to pre-approve any audit or non-audit services to be performed for the Fund, the Adviser or any Adviser Affiliate by the independent auditors, provided any such approvals are presented to the Audit Committee at its next scheduled meeting.

As Revised: September 22, 2021

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APPENDIX A

Hiring Policy for Current and Former Employees of
the Independent Auditors

In connection with the rules adopted by the Securities and Exchange Commission (the "Commission") under the Sarbanes-Oxley Act of 2002 relating to auditor independence, the Audit Committee of the Fund adopts this policy (the "Policy") to be followed by the Fund and other entities within the Fund's Investment Company Complex.4

During an Audit and Professional Engagement Period (with respect to the Fund's engagement of the independent auditors), the independent auditors shall not have an employment relationship with the Fund or another entity within the definition of Audit Client in respect of the Fund (the "Audit Client"):

1.	A current partner, principal, shareholder or professional employee of the independent auditors shall not be employed by the Audit Client or serve as a member of the board of directors or similar management or governing body of the Audit Client.

2.	A Close Family Member of a Covered Person[5] of the independent auditors shall not be in an Accounting Role or Financial Reporting Oversight Role at the Audit Client (and shall not have been in such a role during any period covered by an audit for which the Covered Person of the independent auditors was a Covered Person).

3.	A former partner, principal, shareholder or professional employee of the independent auditors may not be in an Accounting Role or Financial Reporting Oversight Role (a) at the Fund, if Rule 2-01(c)(2)(iii)(C)(1) or (2) apply, or (b) at the Fund or another entity within the definition of Audit Client, unless the requirements of Rule 2-01(c)(2)(iii)(A) are satisfied.

This Policy shall be read to be consistent with the provisions of Rule 2-01(c)(2)(i) – (iii) of Regulation S-X (the "Applicable Reg. S-X Provisions") as they may be interpreted or amended from time to time. In the event of any inconsistencies between this Policy and the Applicable Reg. S-X Provisions, the Applicable Reg. S-X Provisions shall control.

[4]	Capitalized but undefined terms have the meanings as defined in Rule 2-01 of Regulation S-X.
[5]	A Covered Person includes members of the Audit Engagement Team, the Chain of Command and certain other partners, principals, shareholders and employees of the independent auditors.

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APPENDIX B

Complaint Procedures for Accounting and Auditing Matters

Reporting Persons (defined below) of BBR ALO Fund, LLC (the "Fund") are encouraged to submit good faith complaints regarding accounting or auditing matters without fear of dismissal or retaliation of any kind.

To facilitate the reporting of these complaints, the Fund's Audit Committee has established the following guidelines and procedures for the receipt, retention and treatment of complaints received by the issuer regarding accounting, internal accounting controls or auditing matters (collectively, "Accounting Matters"), including the confidential, anonymous submission by Reporting Persons of concerns regarding questionable accounting or auditing matters.

(1)            Reporting Persons. "Reporting Persons" means officers of the Fund and relevant employees of each of the following entities (each, an "Accounting Service Provider"): BBR Partners, LLC; any investment subadvisers of the Fund; and any other provider of accounting related services.

(2)           Receipt of Complaints. Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Fund's Chief Legal Officer ("CLO") or Chief Compliance Officer ("CCO").

Persons who are uncomfortable submitting complaints to the CLO or CCO, including complaints involving the CLO and/or CCO, may submit complaints directly to the Fund's Audit Committee Chair (together with the CLO and CCO, "Complaint Officers"). Complaints may be submitted on an anonymous basis. Complaints should be clearly marked "Personal and Confidential—To Be Opened Only By Addressee" and, if applicable, should specify the relevant Fund(s). Complaints should be submitted as follows:

Chief Legal Officer of BBR ALO Fund, LLC

c/o BBR Partners, LLC

55 East 52nd Street, 18th Floor

New York, New York 10055

or

Audit Committee Chair of BBR ALO Fund, LLC

c/o Secretary of BBR ALO Fund, LLC

55 East 52nd Street, 18th Floor

New York, New York 10055

The Audit Committee shall have overall responsibility for the implementation of these procedures.

(3)	Scope of Matters Covered by These Procedures. Questionable Accounting Matters include, without limitation:

●	fraud, misrepresentation or deliberate error in the recording and maintaining of the Fund's financial records or in the preparation, assessment, review or audit of any Fund financial statement;

●	deficiencies in, noncompliance with, or false certification in respect of the internal control over financial reporting for the Fund or the disclosure controls and procedures for the Fund relating to Accounting Matters;

●	misrepresentation or false statement to, or by, a Reporting Person who is a senior officer or accountant, or to an employee of the Fund's independent auditor regarding a matter contained in the Fund's financial records, financial statements or audit reports; and

●	attempts to inappropriately influence the Fund's independent auditors.

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(4)            Treatment, Investigation and Documentation of Complaints. Upon receipt of a complaint, a Complaint Officer6 will, when possible, acknowledge receipt of the complaint to the person submitting the complaint. If the Complaint Officer determines that the complaint relates to Accounting Matters and deems it appropriate, the Complaint Officer shall cause an investigation into the complaint, retaining outside auditors, counsel or other experts if he or she deems appropriate. The Complaint Officer will seek to maintain confidentiality to the extent possible, consistent with the completion of a thorough review, and will endeavor to take prompt corrective action when, in his or her judgment, he or she considers such action appropriate. The Complaint Officer shall document receipt of a complaint, any investigation (or, if none, the reasons therefor) and the nature of any corrective actions taken.

(5)            No Retaliation. Neither the Fund's Board nor the Audit Committee will retaliate or tolerate any evidence of retaliation by Fund management or any other person or group, directly or indirectly, against persons who lawfully provide information in good faith in accordance with these procedures or applicable laws or rules or as otherwise specified by or pursuant to Section 806 of the Sarbanes-Oxley Act of 2002. The Complaint Officers are authorized to address any acts of retaliation, retribution or adverse action, including (x) if such acts are by an Accounting Service Provider or its Reporting Persons, recommending that the Board evaluate the relationship with the Accounting Service Provider and take any necessary action, (y) recommending to the employer of the person engaging in such conduct that disciplinary action be taken against such person or (z) recommending any other action as the Complaint Officers consider appropriate.

(6)            Provision of Notice to Accounting Service Providers and Officers of the Fund. The Complaint Officers shall provide a copy of these procedures to each Accounting Service Provider and shall direct Accounting Service Providers to provide a copy of such procedures to Reporting Persons.

(7)            Reporting and Retention of Complaints and Investigations. A periodic summary of Complaint Officers' documentation referred to above shall be prepared for the Audit Committee, provided that any material matters shall be reported promptly to the Audit Committee and then to the Fund's independent auditors if appropriate. The Audit Committee may take such further action as it may deem appropriate.

The Fund shall maintain and preserve for a period of not less than six years from the end of the fiscal year during which any entry was made (the first two years in an easily accessible place), copies of any written complaints and any report or documentation made by a Complaint Officer or the Audit Committee pursuant to these procedures.

[6]	For any activities other than receiving complaints, a Complaint Officer may determine to have a designee or another Complaint Officer perform the activities required by these procedures, as appropriate.

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APPENDIX B-2

BBR ALO FUND, LLC

Nominating Committee Charter and Procedures

Organization

The Nominating Committee (the "Committee") of BBR ALO Fund, LLC (the "Fund") shall be composed solely of members of the Board of Directors ("Directors") who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Directors"). The Board of Directors of the Fund (the "Board") shall select the members of the Committee and shall designate the Chairperson of the Committee.

Responsibilities

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

Evaluation of Potential Nominees

The Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. In evaluating potential Director nominees (including any nominees recommended by shareholders as provided below) in light of this standard, and to address certain legal and other requirements and considerations associated with composition of the Board, the Committee shall consider, among other factors it may deem relevant:

●	the character and integrity of the person;

●	whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;

●	whether or not the person has any relationships that might impair his or her independence or service on the Board, such as any business, financial or family relationships with Fund management, the investment adviser and subadvisers of the Fund, Fund service providers or their respective affiliates;

●	whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;

●	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

●	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund;

●	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies; and

●	the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

In addition, the Committee may consider whether a potential nominee's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes. Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations.

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While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund shareholders. The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, c/o BBR Partners, LLC, 55 East 52nd Street, 18th Floor, New York, New York 10055. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Nomination of Directors

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

Review of Charter and Procedures

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

As Revised: November 7, 2022

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APPENDIX C

Ownership Structure of AllianceBernstein and AllianceBernstein's Principal Executive Officers and Managers

As of the date of this Proxy Statement, the principal executive officers and managers of AllianceBernstein are as follows:

Name	Position
Seth Bernstein	President and Chief Executive Officer
Onur Erzan	Head of Global Client Group and Head of Private Wealth
Chris Hogbin	Global Head of Investments
Mark Manley	General Counsel and Corporate Secretary
Tom Simeone	Chief Financial Officer
Cathy Spencer	Chief People Officer
Karl Sprules	Chief Operating Officer

The principal business address of AllianceBernstein and the foregoing individuals is 501 Commerce Street, Nashville, Tennessee 37203.

AllianceBernstein Corporation, AllianceBernstein Holding L.P., Alpha Units Holdings, Inc., Equitable Holdings Inc. and Alpha Units Holdings II, Inc. are the principal owners of Alliance Bernstein.

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V75700-S14070 For Against Abstain For Withhold ! ! ! ! BBR ALO FUND, LLC 55 EAST 52ND ST, 18TH FLOOR NEW YORK, NY 10055 1a. To elect Michael Wingertzahn as a Director of BBR ALO Fund, LLC (the "Fund"). 1b. To elect Michael Fitzgerald as a Director of the Fund. 2. To approve a proposed Subadvisory Agreement among the Fund, BBR Partners, LLC and AllianceBernstein L.P. BBR ALO FUND, LLC The Board of Directors recommends you vote FOR the following proposals: The transaction of such other business as may properly come before the meeting or any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! ! ! SCAN TO VIEW MATERIALS & VOTEw VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 26, 2025. Follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 26, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

V75701-S14070 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting of Shareholders, Proxy Statement and Form of Proxy are available at www.proxyvote.com. BBR ALO Fund, LLC Special Meeting of Shareholders June 27, 2025, 10:00 AM, ET The undersigned hereby appoints Michael W. Anson and Barry M. Klayman as proxies of the undersigned, each with full power of substitution, to vote all of the shares of limited liability company interests of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on June 27, 2025 beginning at 10:00 AM, Eastern Time, and at any adjournments or postponements thereof. This proxy is solicited on behalf of the Fund's Board of Directors and, when properly executed, will be voted in the manner directed herein. If no such direction is made, but this proxy is signed, dated and returned, this proxy will be voted "FOR" proposal 1a, "FOR" proposal 1b and "FOR" proposal 2. This proxy also grants discretionary power to the proxies to vote, in their judgment, upon such other business as may properly come before the meeting, including whether to adjourn the Special Meeting. Continued and to be signed on reverse side